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Exhibit 10.10

                                 FIRST AMENDMENT
                                       TO
                              TIB BANK OF THE KEYS
                         DIRECTOR DEFERRED FEE AGREEMENT

         THIS AMENDMENT is made and entered into this 27th day of January, 2004, by and between TIB BANK OF THE KEYS, a state-chartered commercial bank located in Key Largo, Florida (the "Company"), and __________________________ (the "Director").

         The Company and the Director executed the Director Deferred Fee Agreement on _____________ (the "Agreement").

         The Company and the Director, in accordance with Section 9.1 of the Agreement, agree to amend the Agreement as follows:

                             AMENDMENTS TO ARTICLE 1

         Section 1.1.4 of the Agreement shall be deleted in its entirety and replaced with Section 1.1.4 below:

         1.1.4 "Crediting Rate" means an interest rate calculated annually approximating the cost of an intermediate term unsecured fixed rate borrowing by the holding company rounded down to the nearest whole percentage.

       IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

DIRECTOR:                                       COMPANY:

                                                TIB BANK OF THE KEYS

_____________________________       BY___________________________________

                                    TITLE _______________________________